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                                                                    EXHIBIT 23.6

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Metrocall, Inc. on Form S-4 of our report dated February 28, 1996 appearing in the Current Report on Form 8-K/A of Metrocall, Inc. filed on October 1, 1996.

                                               /s/ DELOITTE & TOUCHE LLP
                                          --------------------------------------
                                                  DELOITTE & TOUCHE LLP

Nashville, Tennessee
September 18, 1997